Exhibit 10.9

COMMUNITY HEALTHCARE TRUST INCORPORATED

RESTRICTED STOCK AGREEMENT

PURSUANT TO THE

ALIGNMENT OF INTEREST PROGRAM

This RESTRICTED STOCK AGREEMENT (the “Agreement”) is made and is effective as of the              day of                         , 20    , by and between Community Healthcare Trust Incorporated (“CHCT”) and                   (the “Participant”).

Upon and subject to the terms of the Alignment of Interest Program, Participant’s Employment Agreement, Participants currently effective Compensation Reduction Election Form and the Additional Terms and Conditions attached hereto and incorporated herein by reference as part of this Agreement, CHCT hereby acknowledges providing to the Participant the Restricted Stock described below in consideration of the Participant’s services to CHCT and Participant’s election to participate in the Alignment of Interest Program.

A.                                    Vesting Period/Forfeiture:  Unless forfeited pursuant to the terms of Participant’s Employment Agreement, the Restricted Stock shall become 100% vested upon the earlier to occur of a Change in Control or the end of the Vesting Period as elected by the Participant pursuant to a valid compensation reduction election.

B.                                    Restricted Stock:  Pursuant to the Participant’s election to receive $                   of Compensation as                          shares of Restricted Stock (“Stock Compensation “) in accordance with Participant’s valid compensation reduction election, CHCT hereby awards Participant                            shares of Restricted Stock (“Stock Multiple Award”) as an award for Participant’s subjecting both the Stock Compensation and Stock Multiple Award to the Vesting Period set forth in the Participant’s valid compensation reduction election form .

C.                                    Program and Plan:  This Agreement is entered into pursuant to the Alignment of Interest Program under the Community Healthcare Trust Incorporated 2014 Incentive Plan.  The Restricted Stock which becomes vested pursuant to the Vesting Period previously elected is herein referred to as the “Vested Shares.”  Any portion of the Restricted Stock which has not become Vested Shares in accordance with the Vesting Period before or at the time of a Participant ceasing to be an Employee or Director with CHCT, other than due to death, Disability, Retirement, termination without Cause or due to Good Reason, shall be forfeited.

D.                                    Status as Shareholder.  Participant will be paid all dividends on all Restricted Stock in the same manner as other shareholders and shall have voting rights for all Restricted Stock.

IN WITNESS WHEREOF, CHCT and Participant have signed this Agreement as of the date set forth above.

Community Healthcare Trust Incorporated	Participant

By:

COMMUNITY HEALTHCARE TRUST INCORPORATED

ADDITIONAL TERMS AND CONDITIONS OF

RESTRICTED STOCK AGREEMENT

PURSUANT TO THE

ALIGNMENT OF INTEREST PROGRAM

1.                                      Issuance of Restricted Stock.

(a)                                 CHCT shall issue the Restricted Stock by documenting the issuance in book entry form on CHCT’s stock records.  Evidence of the Restricted Stock in book entry shall be held by CHCT until the Restricted Stock becomes Vested Shares in accordance with the Agreement.

(b)                                 In the event that the Participant forfeits any of the Restricted Stock, CHCT shall cancel the issuance on its stock records.

(c)                                  Participant hereby irrevocably appoints CHCT as the true and lawful attorney-in-fact of Participant with full power and authority to execute any stock transfer power or other instrument necessary to transfer any Restricted Stock in accordance with this Agreement, in the name, place, and stead of the Participant, by completing an irrevocable stock power in favor of CHCT in the form attached hereto as Exhibit A.  The term of such appointment shall commence on the Date of this Agreement and shall continue until the last shares of the Restricted Stock are delivered to the Participant as Vested Shares or are returned to CHCT as forfeited Restricted Stock.

(d)                                 In the event the number of shares of Common Stock is increased or reduced as a result of a subdivision or combination of shares of Common Stock or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock or other transaction such as a merger, reorganization or other change in the capital structure of CHCT, the Participant agrees that any shares of Common Stock or other securities of CHCT issued as a result of any of the foregoing shall be recorded in book entry form and shall be subject to all of the provisions of this Agreement as if initially provided for hereunder.

2.                                      Restrictions on Transfer of Restricted Stock.

(a)                                 The Participant shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title, or interest in or to any Restricted Stock prior to the date the Participant becomes fully vested in such Restricted Stock as provided pursuant to this Agreement.  After all Restricted Stock has become fully vested pursuant to this Agreement there shall be no restrictions on the transfer of the Vested Shares other than those restrictions imposed by any applicable laws.

(b)                                 The restrictions contained herein will not apply with respect to transfers of Restricted Stock pursuant to the laws of descent and distribution governing the state in which the Participant is domiciled at the time of the Participant’s death; provided that the restrictions contained herein will continue to be applicable to the Restricted Stock after any such transfer; and provided further that the transferee(s) of such Restricted Stock must agree in writing to be bound by the provisions of this Agreement.

3.                                      Compliance With Laws.  The Plan, the Program, the provision and vesting of Restricted Stock under the Plan, the issuance and delivery of the Restricted Stock, and the payment of money or other consideration allowable under the Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Committee, the Board or CHCT, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by CHCT, provide such assurances and representations to CHCT as the Committee, the Board or CHCT may deem necessary or desirable to assure compliance with all applicable legal requirements.

To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Nothing in the Plan or in this Agreement shall require CHCT to issue any Stock with respect to the Agreement if, in the opinion of counsel for CHCT, that issuance could constitute a violation of any applicable laws. To the extent that CHCT determines it cannot provide the Restricted Stock pursuant to the Agreement, then CHCT must return the Participants compensation it elected to reduce and take all other measures required to ensure that the Participant is not harmed due to CHCT’s inability to provide the Restricted Stock.

As a condition to the provision of the Restricted Stock, CHCT may require the Participant (or, in the event of the Participant’s death, the Participant’s legal representatives, heirs, legatees or distributees) to provide written representations concerning the Participant’s (or such other person’s) intentions with regard to the retention or disposition of the Restricted Stock and written covenants as to the manner of disposal of such Restricted Stock as may be necessary or useful to ensure that the provision of or disposition thereof will not violate the Securities Act, any other law or any rule of any applicable securities exchange or securities association then in effect. CHCT shall not be required to register any Stock under the Securities Act or register or qualify any Stock under any state or other securities laws.

EXHIBIT A

IRREVOCABLE STOCK POWER

The undersigned hereby assigns and transfers to Community Healthcare Trust Incorporated (“CHCT”),                          shares of the Common Stock of CHCT registered in the name of the undersigned on the stock transfer records of CHCT; and the undersigned does hereby irrevocably constitute and appoint                                     , his attorney-in-fact, to transfer the aforesaid shares on the books of CHCT, with full power of substitution; and the undersigned does hereby ratify and confirm all that said attorney-in-fact lawfully shall do by virtue hereof.

Date:	Signed:

Print Name:

IN THE PRESENCE OF:

(Print Name)

(Signature)